Exhibit 99.4

                        CERTIFICATION OF PERIODIC REPORT


We certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of
       Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date  5/12/03                          /s/ Archie H. Davis
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                                      Archie H. Davis
                                      President & CEO


Date  5/12/03                          /s/ G. Mike Odom, Jr.
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                                      G. Mike Odom, Jr.
                                      Executive Vice President & COO


Date  5/12/03                          /s/ Robert B. Briscoe
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                                      Robert B. Briscoe
                                      Chief Financial Officer